Exhibit 10.28

EXECUTION COPY

AMENDMENT NO. 3 AND WAIVER

dated as of August 14, 2002

to

SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 26, 2001

CSC HOLDINGS, INC. (formerly known as Cablevision Systems Corporation), a Delaware corporation (the “Company”), the Restricted Subsidiaries (as defined in the Credit Agreement referred to below) that are parties to such Credit Agreement, the banks that are parties to such Credit Agreement (the “Banks”) and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the “Administrative Agent”), agree as follows:

ARTICLE I

AMENDMENT

Section 1.1.            Credit Agreement.  Reference is made to the Seventh Amended & Restated Credit Agreement, dated as of June 26, 2001, as amended by Amendment No. 1 thereto, dated as of July 20, 2001 and Amendment No. 2 thereto, dated as of November 19, 2001 (as so amended, the “Credit Agreement”), among the Company, the Restricted Subsidiaries party thereto, the Banks, the Administrative Agent, TD Securities (USA) Inc. and Banc of America Securities LLC, as Co-Lead Arrangers and Co-Book Managers, Bank of America, N.A., as Syndication Agent, The Bank of New York and The Bank of Nova Scotia, as Co-Documentation Agents and Arrangers, The Chase Manhattan Bank, as Co-Documentation Agent, Fleet National Bank, J.P. Morgan Securities Inc., Mizuho Corporate Bank, Ltd. and Salomon Smith Barney Inc., as Arrangers, Bank of Montreal, Barclays Bank plc, BNP Paribas, Credit Lyonnais New York Branch, Dresdner Bank AG, New York and Grand Cayman Branches, Wachovia Bank, National Association (f/k/a First Union National Bank) and Royal Bank of Canada, as Managing Agents and Societe Generale and SunTrust Bank, as Co-Agents.  Terms used in this Amendment No. 3 and Waiver to the Seventh Amended and Restated Credit Agreement (this “Amendment”) that are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.  The Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”) is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 1.2.            Amendment.  Upon and after the Third Amendment Effective Date (as defined in Section 4.5 hereof),

(a)                                  Clauses (a) and (b) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement shall be amended and restated in their entirety as follows:

(a)               With respect to Base Rate Loans

(i)            1.500% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was greater than 6.25 to 1;

(ii)           1.000% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.25 to 1 and greater than 6.00 to 1;

(iii)          0.750% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.00 to 1 and greater than 5.50 to 1;

(iv)          0.375% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.50 to 1 and greater than 5.00 to 1;

(v)           0.250% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.00 to 1 and greater than 4.50 to 1;

(vi)          0.000% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 4.50 to 1; and

(b)           With respect to Eurodollar Loans

(i)            2.500% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was greater than 6.25 to 1;

(ii)           2.000% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.25 to 1 and greater than 6.00 to 1;

(iii)      1.750% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.00 to 1 and greater than 5.50 to 1;

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(iv)          1.375% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.50 to 1 and greater than 5.00 to 1;

(v)           1.250% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.00 to 1 and greater than 4.50 to 1;

(vi)          1.000% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 4.50 to 1 and greater than 4.00 to 1;

(vii)         0.875% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 4.00 to 1.

(b)           Section 9.10(x) of the Credit Agreement shall be amended and restated in its entirety as follows:

(x)  Capital Lease Obligations in respect of any lease of (or other agreement conveying the right to use) digital set top boxes and the $25,000,000 payment obligation of the Company pursuant to the settlement Agreement, dated August 7, 2002, between the Company and Sony Electronics, Inc. (the “Sony Obligation”), provided that the aggregate capitalized amount of such Capital Lease Obligations (together with all such Capital Lease Obligations of each Digital Video Subsidiary) at any one time outstanding plus the total outstanding principal amount of the Sony Obligation, shall not exceed $1,250,000,000; and

ARTICLE II

WAIVER

Upon and after the Third Amendment Effective Date (as defined in Section 4.5 hereof), the Majority Banks hereby waive compliance with Section 9.22 of the Credit Agreement with respect to, but only with respect to, the requirement that the restructuring charges in a total amount up to $80,000,000 to be taken by the Company during the calendar quarter ending September 30, 2002 (the “Restructuring Charge”) be annualized in the calculation of Annualized Operating Cash Flow for the periods ended August 31, 2002, September 30, 2002, October 31, 2002 and November 30, 2002.  For the avoidance of doubt, the parties hereby confirm that, with respect to Section 3.03 and all other provisions of the Credit Agreement, there is no waiver of compliance with the requirement that the Restructuring Charge be annualized in the calculation of Annualized Operating Cash Flow.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1.            Representations and Warranties.  Each of the Company and the Restricted Subsidiaries that are parties to the Credit Agreement represents and warrants as follows:

(a)           Power; Binding Agreements.  Each of the Company and such Restricted Subsidiaries has full power, authority and legal right to make and perform this Amendment and the Amended Credit Agreement.  This Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of each of the Company and such Restricted Subsidiaries, enforceable in accordance with their terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors’ rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

(b)           Authority; No Conflict.  The making and performance of this Amendment and the Amended Credit Agreement by each of the Company and such Restricted Subsidiaries have been duly authorized by all necessary action and do not and will not (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company’s or the Restricted Subsidiaries’ respective partnership agreements, charters or by-laws presently in effect; (ii) result in the breach of, or constitute a default or require any consent under, any existing indenture or other agreement or instrument to which the Company or any of the Restricted Subsidiaries is a party or by which their respective properties may be bound or affected (other than any breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

(c)           Approval of Regulatory Authorities.  No approval or consent of, or filing or registration with, any federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by the Company and such Restricted Subsidiaries of this Amendment and the Amended Credit Agreement.

(d)           Credit Agreement Representations and Warranties.  Each representation and warranty made by the Company and such Restricted Subsidiaries in the Credit Agreement is true and correct at and as of the date hereof, except to the extent that such representation and warranty expressly relates to an earlier date.

(e)           No Default.   No Default or Event of Default shall have occurred and be continuing both before and after giving effect to this Amendment.

Section 3.2.            Survival.  Each of the foregoing representations and warranties shall be made at and as of the Third Amendment Effective Date and shall constitute a representation and warranty of the Company and the Restricted Subsidiaries made under the Amended Credit Agreement and it shall be an Event of Default if any such representation and warranty shall

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prove to have been incorrect or misleading in any material respect when made.  Each of the representations and warranties made under the Amended Credit Agreement (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Amendment.

ARTICLE IV

MISCELLANEOUS

Section 4.1.            Governing Law.

This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

Section 4.2.            Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

Section 4.3.            Expenses.  The Company hereby agrees to pay or reimburse the Administrative Agent for all reasonable fees and expenses, including attorneys’ fees, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

Section 4.4.            Amendment Fee.  The Company hereby agrees that it shall pay to each Bank which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof on or prior to the Third Amendment Effective Date, a non-refundable cash fee in an amount equal to 25.0 basis points (0.25%) of the Commitment of such Bank, as in effect on the Third Amendment Effective Date, which fee shall be paid by the Company for distribution to the Banks not later than the Third Amendment Effective Date.

Section 4.5.            Third Amendment Effective Date.  This Amendment shall become effective as of the date first written above (the “Third Amendment Effective Date”) on the first date when (i) this Amendment shall have been duly executed and delivered by the Company, each of the Restricted Subsidiaries that are parties to the Credit Agreement, the Administrative Agent and the Majority Banks and (ii) the fee payable pursuant to Section 4.4 hereof shall have been paid in full.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

CSC HOLDINGS, INC.

By
Name:
Title:

CABLEVISION OF CONNECTICUT CORPORATION

CABLEVISION AREA 9 CORPORATION

CABLEVISION FAIRFIELD CORPORATION

COMMUNICATIONS DEVELOPMENT CORPORATION

CABLEVISION SYSTEMS DUTCHESS CORPORATION

CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

CABLEVISION SYSTEMS GREAT NECK CORPORATION

CABLEVISION SYSTEMS HUNTINGTON CORPORATION

CABLEVISION SYSTEMS ISLIP CORPORATION

CABLEVISION SYSTEMS LONG ISLAND CORPORATION

CABLEVISION SYSTEMS SUFFOLK CORPORATION

CABLEVISION SYSTEMS WESTCHESTER CORPORATION

CABLEVISION OF CLEVELAND G.P., INC.

CABLEVISION OF CLEVELAND L.P., INC.

TELERAMA, INC.

CABLEVISION OF THE MIDWEST HOLDING CO., INC.

CSC ACQUISITION CORPORATION

CSC ACQUISITION - NY, INC.

CSC ACQUISITION - MA, INC.

A-R CABLE SERVICES - NY, INC.

CABLEVISION LIGHTPATH, INC.

CABLEVISION OF BROOKLINE, INC.

CABLEVISION SYSTEMS BROOKLINE CORPORATION

ARSENAL MSUB 2, INC.

PETRA CABLEVISION CORPORATION

SUFFOLK CABLE CORPORATION

SAMSON CABLEVISION CORP.

SUFFOLK CABLE OF SMITHTOWN, INC.

SUFFOLK CABLE OF SHELTER ISLAND, INC.

CABLEVISION SYSTEMS NEW YORK CITY CORPORATION

CABLEVISION OF WAPPINGERS FALLS, INC.

CABLEVISION OF BROOKHAVEN, INC.

CABLEVISION OF SOUTHERN WESTCHESTER, INC.

CABLEVISION OF OAKLAND, INC.

CABLEVISION OF PATERSON, INC.

CABLEVISION OF ROCKLAND/RAMAPO, INC.

CABLEVISION OF WARWICK, INC.

MONTAGUE CABLE COMPANY, INC.

CSC TKR, INC.

CSC TKR I, INC.

CABLEVISION MFR, INC.

CABLEVISION OF MONMOUTH, INC.

CABLEVISION OF HUDSON COUNTY, INC.

CABLEVISION OF NEW JERSEY, INC.

CSC GATEWAY CORPORATION

CABLEVISION OF LITCHFIELD, INC.

151 S. FULTON STREET CORPORATION

By
Name:
Title:

of each of the above-named corporations

CSC GATEWAY CORPORATION CABLEVISION OF NEW JERSEY, INC., each a General Partner of Cablevision of Newark

CABLEVISION OF NEW JERSEY, INC. CSC GATWEWAY CORPORATION each a General Partner of Cablevision of Newark

CABLEVISION SYSTEMS BROOKLINE CORPORATION Managing General Partner of Cablevision of Ossining, L.P.

CABLEVISION AREA 9 CORPORATION, General Partner of Cablevision of Connecticut, L.P.

CABLEVISION OF CLEVELAND G.P., INC., General Partner of Cablevision of Cleveland, L.P.

CABLEVISION FAIRFIELD CORPORATION, General Partner of Cablevision Systems of Southern Connecticut, L.P.

CSC TKR, INC., General Partner of KRC/CCC Investment Partnership

By:
Name:
Title:
of each of the above corporate general partners

TORONTO DOMINION (TEXAS), INC., as
Administrative Agent and a Bank

By
Name:
Title:

TD SECURITIES (USA) INC., as
Co-Lead Arranger and Co-Book Manager

By
Name:
Title:

BANC OF AMERICA SECURITIES LLC,
as Co-Lead Arranger and Co-Book Manager

By
Name:
Title:

BANK OF AMERICA, N.A., as Syndication Agent and a
Bank

By
Name:
Title:

THE BANK OF NEW YORK,
as a Bank, Arranger and Co-Documentation Agent

By
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Bank,
Arranger and Co-Documentation Agent

By
Name:
Title:

JPMORGAN CHASE BANK
(formerly known as The Chase Manhattan Bank), as a
Bank

By
Name:
Title:

FLEET NATIONAL BANK, as a Bank and Arranger

By
Name:
Title:

SALOMON SMITH BARNEY INC., as Arranger

By
Name:
Title:

CITIBANK, N.A., as a Bank

By
Name:
Title:

MIZUHO CORPORATE BANK, LTD.
(f/k/a The Fuji Bank, Ltd and as transferee of The Dai-Ichi Kangyo Bank, Ltd)
as a Bank and Arranger

By
Name:
Title:

BANK OF MONTREAL, as a Bank and a Managing Agent

By
Name:
Title:

BARCLAYS BANK PLC, as a Bank and a Managing
Agent

By
Name:
Title:

BNP PARIBAS, as a Bank and a Managing Agent

By
Name:
Title:

By
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH, as a Bank and a Managing Agent

By
Name:
Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank and a Managing Agent

By
Name:
Title:

By
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as a Bank and a Managing Agent

By
Name:
Title:

ROYAL BANK OF CANADA, as a Bank and a Managing Agent

By
Name:
Title:

SOCIETE GENERALE, as a Bank and Co-Agent

By
Name:
Title:

SUNTRUST BANK, as a Bank and Co-Agent

By
Name:
Title:

BANK ONE, NA, as a Bank

By
Name:
Title:

BEAR STEARNS CORPORATE LENDING INC., as a Bank

By
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Bank

By
Name:
Title:

MELLON BANK, N.A., as a Bank

By
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION, as a Bank

By
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a Bank

By
Name:
Title:

J.P. MORGAN SECURITIES INC., as Arranger

By
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By
Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as a Bank

By
Name:
Title:

NATEXIS BANQUES POPULAIRES, as a Bank

By
Name:
Title: